Exhibit 10.5

AMENDED AND RESTATED PLEDGE AGREEMENT

THIS AMENDED AND RESTATED PLEDGE AGREEMENT is dated as of March 31, 2004 (this “Agreement”) by and among Mattress Holding Corp., a Delaware corporation (in its capacity as a stockholder of Borrower, “MHC”), Mattress Firm, Inc, a Delaware corporation (“Borrower”), each of MHC’s undersigned Subsidiaries identified as “Pledgors” on the signature pages to this Agreement (such Subsidiaries, together with MHC and Borrower, each a “Pledgor” and collectively, jointly and severally, the “Pledgors”), and SLN Finance, LLC, a Delaware limited liability company (together with its successors and assigns, “Lender”), with reference to the following:

WHEREAS, Borrower is party to that certain Second Amended and Restated Secured Senior Subordinated Promissory Note, dated as of the date hereof, made by Borrower in favor of Lender (the “Note”).  The Note further amends and restates that certain Amended and Restated Secured Senior Subordinated Promissory Note, dated as of October 18, 2002 (the “Existing Promissory Note”), made by Borrower in favor of Mattress Holdings International, LLC (“MHI”);

WHEREAS, certain Pledgors and MHI entered into that certain Pledge Agreement, dated as of October 18, 2002 (the “Existing Pledge Agreement”);

WHEREAS, contemporaneously herewith, Lender acquired from MHI all of the indebtedness evidenced by the Existing Promissory Note (the “Debt Acquisition”);

WHEREAS, each Pledgor other than Borrower is a party to that certain Amended and Restated Guaranty, dated the date hereof (the “Guaranty”), pursuant to which each such Person has guarantied to Lender the Obligations of Borrower under the Note;

WHEREAS, the terms and provisions of this Agreement and all security interests granted in connection herewith are subject in all respects, to the subordination provisions set forth in the Note;

WHEREAS, each of the Pledgors acknowledge that a portion of the proceeds of the Note have been incurred for, and inured to the benefit of, such Pledgor; and

WHEREAS, it is a condition to the consummation of Debt Acquisition that the Pledgors amend and restate the Existing Pledge Agreement in the manner set forth herein.

Accordingly, each Pledgor and the Lender hereby agree as follows:

1.                                      DEFINITIONS AND CONSTRUCTION.

(a)                                  Definitions.  Capitalized terms used in this Agreement but not defined herein shall have the meanings given to such terms in the Note.  As used herein, the following terms shall have the following meanings:

“Agreement” shall have the meaning specified therefor in the preamble hereto.

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. § 101 et seq.), as amended, and any successor statute.

“Borrower” shall have the meaning specified thereof in the preamble hereto.

“Collateral” has the meaning set forth in Section 2 hereof.

“Debt Acquisition” shall have the meaning specified thereof in the recitals hereto.

“Equity Interests” means all shares, units, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company, or equivalent entity, whether voting or nonvoting, including general partner partnership interests, limited partner partnership interests, common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

“Existing Pledge Agreement” shall have the meaning specified thereof in the recitals hereto.

“Existing Promissory Note” shall have the meaning specified thereof in the recitals hereto.

“Issuer” means each corporation, partnership, limited liability company or other issuer, person or entity whose shares, ownership interests, notes, instruments or other securities are from time to time included in, or required under the Note to be included in, the Collateral.

“Lender” shall have the meaning specified therefor in the preamble hereto.

“Lien” shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including, but not limited to, the security interest, security title or lien arising from a security agreement, mortgage, deed of trust, deed to secure debt, encumbrance, pledge, conditional sale or trust receipt or a lease consignment or bailment for security purposes.  The term “Lien” shall include reservations, exceptions, encroachments, easements, right-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property.  For the purpose of this Agreement, Borrower shall be deemed to be the owner of any Property which either has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

“Loan Documents” shall mean this Agreement, the Note, the Security Instruments, the Guaranties, and such other instruments, documents, and agreements evidencing, securing, or pertaining to the loans evidenced by the Note, which have heretofore been or hereafter are from time to time executed and delivered to any Lender by Borrower, or any other Person pursuant to this Agreement.

“MHC” shall have the meaning specified thereof in the preamble hereto.

“MHI” shall have the meaning specified thereof in the recitals hereto.

“Note” shall have the meaning specified thereof in the recitals hereto.

“Person” shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other form of entity.

“Pledged Securities” has the meaning set forth in Section 2 hereof.

“Pledged Stock” has the meaning set forth in Section 2 hereof.

“Pledgor” and “Pledgors” shall have the respective meanings specified therefor in the preamble hereto.

“Secured Obligations” shall mean all liabilities, obligations, or undertakings (including the Obligations) owing by any Pledgor of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Note, the Guaranty, this Agreement, or any of the other Loan Documents, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest, costs, fees (including attorneys fees), and expenses and any and all other amounts (including any portion thereof that accrues after the commencement of an Insolvency Proceeding, whether or not allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding) which any Pledgor is required to pay pursuant to any of the foregoing, by law, or otherwise.

“Security Agreement” shall mean the Amended and Restated Security Agreement dated as of the date hereof and executed in connection with the Note.

“Security Interests” means the security interests in the Collateral granted hereunder securing the Secured Obligations.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of a security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection; and provided further that to the extent that the UCC is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

“Voidable Transfer” has the meaning set forth in Section 19 hereof.

(b)                                 Construction.

(i)                                     The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  The term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.  Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof’ and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, and (f) any reference herein to the repayment in full of the Secured Obligations shall mean the repayment in full in cash of all Secured Obligations other than contingent indemnification Secured Obligations.  References in this Agreement to “determination” by the Lender include estimates honestly made by the Lender (in the case of quantitative determinations) and beliefs honestly held by Lender (in the case of qualitative determinations).  In the event of a direct conflict between the terms and provisions of this Agreement and the Note, it is the intention of the parties hereto that such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other.  In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Note shall control and govern; provided, however, that the inclusion herein of additional obligations on the part of any Pledgor and supplemental rights and remedies in favor of Lender, in each case in respect of the Collateral, shall not be deemed a conflict with the Note.  Any requirement of a writing contained herein or in the other Loan Documents shall be satisfied by the transmission of a record and any record transmitted shall constitute a representation and warranty, as the accuracy and completeness of the information contained therein.

2.                                      PLEDGE AND SECURITY INTEREST.

For the benefit of the Lender, as security for the prompt payment and performance in full of the Secured Obligations by the Pledgors when due, whether at stated maturity, by acceleration or otherwise (including any portion thereof that accrues after the commencement of an Insolvency Proceeding, whether or not allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), and as security for the prompt performance by each Pledgor of such Pledgor’s covenants and duties under each Loan Document to which such Pledgor is a party, each Pledgor hereby transfers, hypothecates, pledges, sets over and delivers unto the Lender, and grants to the Lender a security interest in, all right, title and interest such Pledgor now has or hereafter acquires in (a) the shares of capital stock and other ownership interests of each Issuer set forth on Schedule A and all shares of capital stock, partnership interests, membership interests, other ownership interests and other securities and instruments of each Issuer (including without limitation options, warrants and subscription rights with respect to any such ownership interests, securities and instruments) now owned or obtained in the future by such Pledgor and the certificates representing or evidencing all such shares or other interests or securities, in each case other than Capital Stock issued by MFA (the “Pledged Stock”), (b) all other property which may be delivered to and held by the Lender pursuant to the terms hereof, (c) all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of the securities, instruments, other ownership interests and other items referred to in clause (a) or clause (b) above, (d) except as provided in Section 5 below, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (a), (b) and (c) above, and (e) all proceeds of any of the foregoing (the items referred to in clauses (a) through (e) being collectively called the “Collateral”).  Upon delivery to the Lender, (A) any share certificates, notes or other securities or instruments now or hereafter included in the Collateral (the “Pledged Securities”) shall be duly endorsed to the Lender or accompanied by stock powers duty executed in blank or other instruments of transfer satisfactory to the Lender and by such other instruments and documents as the Lender may reasonably request, and (B) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by each Pledgor and such other instruments or documents as the Lender may reasonably request (including, without limitation, UCC financing statements).  Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule A and made a part hereof.  Each schedule so delivered, after approval by the Lender, shall supersede any prior schedules so delivered.  In addition, all such Pledged Stock shall be accompanied by irrevocable written proxies satisfactory under applicable corporate law of the jurisdiction of incorporation of the Issuer of such Pledged Stock.  The Pledgor agrees promptly to deliver or cause to be delivered to the Lender any and all Pledged Securities, and any and all certificates or other instruments or documents representing the Collateral, including without limitation all such items (whether now owned or hereafter acquired) which are required to be pledged to the Lender at any time hereafter pursuant to the Note.  Except as expressly set forth in this Agreement or any other Loan Document, no Pledgor has any authority, express or implied, to dispose of any item or portion of the Pledged Collateral.

(a)                                  If, at any time and from time to time, any Collateral (including any certificate or instrument representing or evidencing any Pledged Securities) is in the possession of a Person other than Lender or the applicable Pledgor (a “Holder”), then the applicable Pledgor shall promptly, at Lender’s option, either cause such Collateral to be delivered into Lender’s possession, or execute and deliver to such Holder a written notification/instruction, and take all other steps necessary to perfect the security interest of Lender in such Collateral, including obtaining from such Holder a written acknowledgment that such Holder holds such Collateral for Lender, all pursuant to the UCC or other applicable law governing the perfection of Lender’s security interest in the Collateral in the possession of such Holder.  Each such notification/instruction and acknowledgment shall be in form and substance satisfactory to Lender.

(b)                                 If at any time and from time to time any Collateral consists of an uncertificated security or a security in book entry form, then the applicable Pledgor shall promptly cause such Collateral to be registered or entered, as the case may be, in the name of Lender or otherwise cause the security interest held by Lender to be perfected in accordance with applicable law.

3.                                      REPRESENTATIONS, WARRANTIES AND COVENANTS.

Each Pledgor hereby represents, warrants and covenants to and with the Lender that:

(a)                                  Such Pledgor has taken all steps it deems necessary or appropriate to be informed on a continuing basis of changes or potential changes affecting the Collateral (including rights of conversion and exchange, rights to subscribe, payment of dividends, reorganizations or recapitalization, tender offers and voting rights), and such Pledgor agrees that no Lender shall have any responsibility or liability for informing such Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto;

(b)                                 All of the information herein or hereafter supplied to Lender by or on behalf of any Pledgor in writing with respect to the Collateral is, or in the case of information hereafter supplied will be, accurate and complete in all material respects

(c)                                  Such Pledgor has acquired the Pledged Stock pledged by it hereunder for value and without notice of any adverse claim to the Pledged Stock; the Pledged Stock includes all the outstanding capital stock of the Issuer which is the issuer of such Pledged Stock; and all the shares of the Pledged Stock have been duly authorized and validly issued and are fully paid and nonassessable.

(d)                                 Except for the security interest granted hereunder, such Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities pledged by it hereunder, (ii) holds and will so hold the same free and clear of all Liens and of all other rights or options in favor of, or claims of, any other person other than Liens granted in connection with the Notes or the Senior Indebtedness, (iii) will make no assignment, pledge, hypothecation or transfer of, or create any security interest in, the Collateral, (iv) will cause all securities included within the Collateral to be certificated securities, and (v) will cause any and all certificates, instruments or other documents representing or evidencing Collateral to be forthwith deposited with the Lender and pledged or assigned hereunder.

(e)                                  By virtue of the execution and delivery by such Pledgor of this Agreement and the delivery to Lender of the Pledged Stock to the extent evidenced by a certificate (or the delivery to all Holders of the Pledged Stock of the notification/instruction referred to in Section 2 hereof), the Lender will obtain a valid, legal and perfected lien upon and security interest in such Pledged Stock as security for the repayment of the Secured Obligations, free and clear of all Liens or other adverse claims (other than the Security Interests and the Liens granted in connection with the Note or the Senior Indebtedness.

(f)                                    Schedule A to this Agreement (as amended in accordance with the terms hereof) is true and correct and complete in all material respects; without limiting the generality of the foregoing:  (i) all the Pledged Stock (to the extent designated as such on Schedule A) are in certificated form, and, except to the extent registered in the name of Lender or its nominee pursuant to the provisions of this Agreement, are registered in the name of the applicable Pledgor; and (ii) the Pledged Stock as to each of the Issuers constitute at least the percentage of all the fully diluted issued and outstanding Equity Interests of such Issuer as set forth in Schedule A to this Agreement;

(g)                                 The pledge and security interest effected hereby is effective to vest in the Lender the rights in the Collateral contemplated herein.

(h)                                 Such Pledgor will cause each Issuer not to issue any stock or other equity securities unless such securities are issued in accordance with the terms of the Loan Documents and are concurrently pledged to the Lender hereunder.

(i)                                     This Agreement is the legal, valid and binding obligation of such Pledgor and is enforceable against such Pledgor in accordance with its terms.

(j)                                     If such Pledgor shall become entitled to receive or shall receive any stock certificate (including without limitation any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of any capital or any certificate issued in connection with any reorganization), option or rights in respect of capital stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Lender, hold the same in trust for the Lender and deliver the same forthwith to the Lender in the exact form received, duly indorsed by such Pledgor to the Lender and accompanied by such stock powers and proxies as provided in Section 2 above, to be held by the Lender, subject to the terms hereof, as additional Collateral for the Secured Obligations.  Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer shall be paid over to the Lender to be held by it hereunder as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Lender, be delivered to the Lender to be held by it hereunder as additional collateral security for the Secured Obligations.  If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by such Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Lender, hold such money or property in trust for the Lender, segregated from other funds of such Pledgor, as additional collateral security for the Secured Obligations.

(k)                                  Such Pledgor will not (1) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or proceeds thereof (except pursuant to a transaction, if any, expressly permitted by the Note), (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any person with respect to, any of the Pledged Securities or proceeds thereof, or any interest therein, except for the security interests created by this Agreement or those created in connection with the Senior Indebtedness or (iii) enter into any agreement or undertaking restricting the right of such Pledgor or the Lender to sell, assign or transfer any of the Pledged Securities or proceeds thereof.

(l)                                     In the case of any Pledgor which is also an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Lender promptly in writing of the occurrence of any of the events described in Section 3(j) above with respect to the Pledged Securities issued by it, and (iii) the terms of Section 5 hereof shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 5 with respect to the Pledged Securities issued by it.

(m)                               The Pledged Stock that are interests in general partnerships, limited partnerships or limited liability companies (i) are not dealt in or traded on securities exchanges or in securities markets, (ii) do not have terms expressly providing that they are securities governed by Article 8 of the UCC, and (iii) are not investment company securities, and are not, therefore, “securities” governed by Article 8 of the UCC.

(n)                                 Neither the pledge of the Collateral pursuant to this Agreement nor the extensions of credit represented by the Secured Obligations violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

(o)                                 Each direct Subsidiary of each Pledgor is an Issuer of Pledged Stock that has been pledged hereunder.

(p)                                 Each Pledgor shall perform each and every covenant in any of the Loan Documents applicable to such Pledgor;

(q)                                 Each Pledgor shall, at all times, keep at least one complete set of its records concerning substantially all of the Collateral pledged by Pledgor hereunder at each Pledgor’s respective chief executive office as set forth in Schedule B hereto, and not change the location of such chief executive office or of such records without giving Lender at least thirty (30) days prior written notice thereof;

(r)                                    Each Pledgor shall not permit any of the Issuers to:  (i) authorize the amendment of or amend the governing documents of such Issuer that is a general partnership, limited partnership or limited liability company to provide that the capital stock of such Issuer is governed by Article 8 of the UCC, or (ii) authorize the issuance of or issue certificates evidencing the capital stock of such Issuer that is a general partnership, limited partnership or limited liability company;

(s)                                  Upon receipt by such Pledgor of any material notice, report, or other communication from any of the Issuers or any Holder relating to all or any part of the Collateral, deliver a copy of such notice, report or other communication to Lender as soon as possible, but in no event later than five (5) days following the receipt thereof by such Pledgor.

4.                                      REGISTRATION IN NOMINEE NAME; DENOMINATIONS.

Upon either (a) the occurrence and during the continuance of an Event of Default or (b) the reasonable good faith judgment of the Lender that the registration of the Pledged Securities is necessary or desirable to maintain or perfect the security interests created by this Agreement in the Pledged Securities or to protect or exercise the rights or remedies of the Lender hereunder, the Lender shall have the right (in its sole and absolute discretion) to register the Pledged Securities in its own name or the name of its nominee.  Such Pledgor will promptly give to the Lender copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor.  The Lender shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purposes consistent with this Agreement.

5.                                      IRREVOCABLE PROXY; VOTING RIGHTS; DIVIDENDS AND INTEREST; ETC.

(a)                                  For so long as this Agreement and the pledge and security interest created hereby remain in effect, and whether or not the Collateral or any of the Pledged Securities has been transferred into the name of the Lender or its nominee, each Pledgor hereby grants to the Lender a present, irrevocable proxy, coupled with an interest, and hereby constitutes and appoints the Lender as such Pledgor’s proxy with full power, in the same manner, to the same extent and with the same effect as if such Pledgor were to do the same, to exercise all voting, consenting, corporate and other rights accruing to such Pledgor as owner of the Collateral or any part thereof, or arising out of or otherwise pertaining to the Collateral, and whether at any meeting of shareholders of any Issuer or in the absence of any such meeting or otherwise, and any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by such Pledgor or the Lender of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Lender may determine), all without liability except to account for property actually received by it, but the Lender shall have no duty to Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.  As further assurance of the proxy granted hereby, each Pledgor shall from time to time execute and deliver to the Lender, all such additional written proxies, powers of attorney, and other instruments as the Lender shall request for the purpose of enabling the Lender to exercise the voting and other rights which it is entitled to exercise hereunder at any time.  Each Pledgor hereby revokes any proxy or proxies heretofore given by such Pledgor to any person or persons whatsoever and agrees not to give any other proxies in derogation hereof until this Agreement is no longer in full force and effect as hereinafter provided.  NOTWITHSTANDING THE PRECEDING PRESENT GRANT OF AN IRREVOCABLE PROXY, THE LENDER AGREES NOT TO EXERCISE SUCH PROXY (AND TO PERMIT EACH PLEDGOR TO CONTINUE TO EXERCISE VOTING AND OTHER RIGHTS COVERED BY SUCH PROXY AND PERTAINING TO THE PLEDGED SECURITIES PLEDGED BY PLEDGOR ON UNTIL THE OCCURRENCE AND CONTINUANCE OF AN EVENT OF DEFAULT.  Except as provided in subparagraphs (b) and (c) of this Section 5:

(i)                                     So long as (i) no Event of Default shall have occurred and be continuing, or (ii) if an Event of Default has occurred and is continuing, no Pledgor shall have received the written notice from Lender described below in Section 5(c), each Pledgor shall be entitled to exercise any and all voting, management and other consensual rights pertaining to the Collateral applicable to it or any part thereof for any purpose not inconsistent with the terms of the Loan

Documents and shall be entitled to receive and retain any cash dividends or distributions paid in respect of the Collateral if and to the extent they are not prohibited by the Note.

(ii)                                  The Lender shall execute and deliver to Pledgor, or cause to be executed and delivered to each Pledgor, all such proxies, powers of attorney, and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting rights which it is entitled to exercise pursuant to subparagraph (i) above.

(iii)                               Each Pledgor shall be entitled to receive and retain any and all cash dividends paid on the Pledged Securities to the extent and only to the extent that such cash dividends are permitted by, and otherwise paid in accordance with, the terms and conditions of this Agreement, the Loan Documents and applicable laws.  All other payments, dividends and distributions made on or in respect of Pledged Securities, whether paid or payable in cash, securities or other property, and whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the Issuer of any Pledged Securities or received in exchange for or in redemption of Pledged Securities or any part thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such Issuer may be a party or otherwise, shall be and become part of the Collateral and, if received by any Pledgor, shall not be commingled by such Pledgor with any of their other funds or property but shall be held separate and apart therefrom in trust for the benefit of the Lender and shall be delivered to the Lender in the same form as so received (with any necessary endorsement).

(b)                                 Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to dividends which such Pledgor is authorized to receive pursuant to paragraph (a)(iii) of this Section 5 shall cease, and all such rights shall thereupon become vested in the Lender, who shall have the sole and exclusive right and authority to receive and retain such dividend payments.  All dividends which are received by any Pledgor contrary to the provisions of this Section 5(b) shall be received in trust for the benefit of the Lender, shall be segregated from other property or funds of such Pledgor and shall be immediately delivered to the Lender in the same form as so received (with any necessary endorsement).  Any and all money and other property paid over to or received by the Lender pursuant to the provisions of this paragraph (b) shall be deposited by the Lender in an account to be established by the Lender upon receipt of such money or other property and such money or other property and interest thereon shall be applied in accordance with the provisions of Section 7 hereof.

(c)                                  Upon the occurrence and during the continuance of an Event of Default, at the election of Lender in its sole and absolute discretion, upon the receipt by a Pledgor of written notice of such election by Lender, and whether or not the Collateral shall have been registered in the name of Lender or a nominee or shall remain registered in the name of any Pledgor, all rights of such Pledgor to exercise the voting rights which it is entitled to exercise pursuant to paragraph (a)(i) of this Section 5 shall cease, and the Lender may thereupon fully exercise, to the exclusion of such Pledgor, the proxy granted to it in Section 5(a).

(d)                                 Each Pledgor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Pledgor hereunder to (i) comply with any instruction received by it from the Lender in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and such Pledgor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Lender.

6.                                      REMEDIES UPON DEFAULT.

After the occurrence and during the continuance of an Event of Default, whether or not all of the Secured Obligations shall have become due and payable, in addition to its rights under the Loan Documents:

(a)                                  The Lender shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including without limitation the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Lender were the sole and absolute owner thereof (and each Pledgor agrees to take all such action as may be appropriate to give effect to such right).

(b)                                 The Lender in its discretion may, in its name or in the name of any Pledgor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

(c)                                  The Lender may sell, lease, assign, grant options with respect to or otherwise dispose of all or part of the Collateral, at such place or places as the Lender deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Lender or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise) of any Pledgor, any such demand, notice and right or equity being hereby expressly waived and released.  Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Pledgor of the time and place of any public sale or the time after which such private sale is to be made shall constitute reasonable notification; however the Lender shall not be obligated to make a sale of the Collateral regardless of notice of sale having been given.  The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

(d)                                 Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended from time to time (the “Securities Act”), and applicable state securities laws, the Lender may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof.  Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Lender than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Lender shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit registration of such Collateral for public sale.  Each Pledgor will bear all costs and expenses of carrying out their obligations hereunder with respect to the foregoing.  Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the foregoing provisions and that such failure would not be adequately compensable in damages, and therefore agree that their agreements with respect to the foregoing may be specifically enforced.

(e)                                  If Lender shall determine to exercise its right to sell all or any portion of the Collateral pursuant to this Section, each Pledgor agrees that, upon request of Lender, such Pledgor will, at its own expense:

(i)                                     use its best efforts to execute and deliver, and cause the Issuers and the directors and officers thereof to execute and deliver, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary, or in the opinion of Lender, advisable to register such Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectuses which, in the opinion of Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

(ii)                                  use its best efforts to qualify the Collateral under the state securities laws or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by Lender;

(iii)                               cause the Issuers to make available to their respective security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

(iv)                              execute and deliver, or cause the officers and directors of the Issuers to execute and deliver, to any person, entity or governmental authority as Lender may deem necessary or appropriate, any and all documents and writings which, in Lender’s reasonable judgment, may be necessary for approval, or be required by, any regulatory authority located in any city, county, state or country where such Pledgor or the Issuers engage in business, in order to transfer or to more effectively transfer the Pledged Stock or otherwise enforce Lender’s rights hereunder; and

(v)                                 do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

EACH PLEDGOR EXPRESSLY WAIVES TO THE MAXIMUM EXTENT PERMITTED BY LAW: (i) ANY CONSTITUTIONAL OR OTHER RIGHT TO A JUDICIAL HEARING PRIOR TO THE TIME SECURED PARTY DISPOSES OF ALL OR ANY PART OF THE COLLATERAL AS PROVIDED IN THIS SECTION; (ii) ALL RIGHTS OF REDEMPTION, STAY, OR APPRAISAL THAT IT NOW HAS OR MAY AT ANY TIME IN THE FUTURE HAVE UNDER ANY RULE OF LAW OR STATUTE NOW EXISTING OR HEREAFTER ENACTED; AND (iii) ANY REQUIREMENT OF NOTICE, DEMAND, OR ADVERTISEMENT FOR SALE.

7.                                      APPLICATION OF PROCEEDS OF SALE.

The proceeds of any sale of Collateral pursuant to Section 7 hereof, as well as any Collateral consisting of cash, shall be applied by the Lender first to the payment of the costs and expenses of any such sale, including reasonable fees and disbursements of the Lender’s agent and counsel, and of any judicial proceeding wherein the same may be made, and of all expenses, liabilities and advances (to the extent such advances are reasonably made for the protection of the Collateral or the enforcement of the Lender’s security interest in the Collateral) made or incurred by the Lender, second, to meet amounts due and payable under the Loan Documents as and when the same become payable, in each case, together with interest thereon (as well after as before judgment and payable on demand) at the rate determined in accordance with the Note from the date the same become due and payable until the date the same are unconditionally and irrevocably paid and discharged in full (provided that like interest payable under any of the Loan Documents should not be double counted) and third, to whomsoever may be lawfully entitled to receive any surplus.  Each Pledgor shall remain liable for any deficiency if the proceeds of sale or other disposition of the Collateral are insufficient to pay its Secured Obligations and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

8.                                      LENDER APPOINTED ATTORNEY-IN-FACT; CERTAIN OTHER PROVISIONS REGARDING LENDER.

(a)                                  Lender shall be appointed as Collateral Lender, and shall have the powers and rights with respect to the Collateral, pursuant to the provisions of Section 8 of the Security Agreement.

(b)                                 Except as otherwise provided herein, each Pledgor hereby appoints the Lender the attorney-in-fact of such Pledgor for the purposes of carrying out the provisions of this Agreement or taking any action or executing any instrument which the Lender may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.  The Lender shall have the right to, or upon the request of the Lender shall, after the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Lender’s name or in the name of the applicable Pledgor, (i) ask for, demand, sue for, collect, receive and give acquittance for any and all monies due or to become due under or by virtue of any Collateral, (ii) endorse checks, drafts, orders and other instruments for the payment of money payable to such Pledgor constituting Collateral or any part thereof or on account thereof and to give full discharge for the same, (iii) settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and (iv) sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Lender to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Lender, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the monies due or to become due in respect thereof or any property covered thereby, and no action taken by the Lender or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of such Pledgor or to any claim or action against the Lender.

(c)                                  If any Pledgor fails to perform any agreement contained herein, the Lender may (but shall not be required to) itself perform, or cause performance of, such agreement and the expenses of the Lender incurred in connection therewith shall be payable by such Pledgor under Section 12.

(d)                                 Each Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.  All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

(e)                                  The Lender’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account.  Neither the Lender nor any of its respective officers, directors, employees or agent shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof.  The powers conferred on the Lender hereunder are solely to protect the Lender’s interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers.  The Lender shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

(f)                                    Pursuant to the UCC and any other applicable law, each Pledgor authorizes the Lender to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Pledgor in such form and in such offices as the Lender reasonably determines appropriate to perfect the security interests granted hereunder.  A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

9.                                      NO WAIVER.

No remedy under this Agreement, under the Note, or any other Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Agreement, under the Note, or any other Loan Document, and those provided by law.  No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.  The Lender shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

10.                               SECURITY INTEREST ABSOLUTE.

The obligations of each Pledgor under this Pledge Agreement are independent of the obligations under any of the other Loan Documents, and a separate action or actions may be brought and prosecuted against each Pledgor to enforce this Agreement.  All rights of the Lender hereunder, the grant of a security interest in the Collateral and all obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or any other agreement or instrument, (c) any exchange, release, amendment or waiver of, or consent to or departure from, any guaranty for all or any of the Secured Obligations, (d) any change, restructuring or termination of the corporate structure or existence of each Pledgor or Issuer or (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, each Pledgor in respect of the Secured Obligations or in respect of this Agreement.

11.                               FURTHER ASSURANCES.

(a)                                  Each Pledgor agrees that from time to time, at its expense, to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Lender may at any time reasonably request in connection with the administration and enforcement of this Agreement, with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Lender its rights and remedies hereunder.

(b)                                 Each Pledgor will furnish to Lender, upon the request of Lender, (i) a certificate executed by an authorized officer of such Pledgor, and dated as of the date of delivery to Lender, itemizing in such detail as Lender may request, the Collateral which, as of the date of such certificate, has been delivered to Lender by such Pledgor pursuant to the provisions of this Agreement; and (ii) such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may request.

12.                               LENDER’S FEES AND EXPENSES; INDEMNIFICATION.

(a)                                  Each Pledgor agrees to pay upon demand to the Lender the amount of any and all out-of-pocket expenses, including the reasonable fees and expenses of its counsel (including without limitation the allocated fees and expenses of in-house counsel) and of any experts or agents, which the Lender may reasonably incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Lender hereunder, or (iv) the failure by such Pledgor to perform or observe any of the provisions hereof.

(b)                                 Without limiting the foregoing, such Pledgor agrees to pay, and to hold the Lender harmless from, and to indemnify them against, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.  Any such amounts payable as provided hereunder shall be additional Secured Obligations secured by this Agreement and the other Loan Documents to which such Pledgor is party.  Each Pledgor further agrees to pay, and to hold the Lender harmless from, and to indemnify them against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, or arising out of or relating to the Lender’s relationship with such Pledgor hereunder or under any other Loan Document.

(c)                                  The agreements in this Section 12 shall survive repayment of the Secured Obligations and all other amounts payable under the Note and the other Loan Documents.

13.                               BINDING AGREEMENT; ASSIGNMENTS.

This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that no Pledgor shall be permitted to assign this Agreement or any interest herein.

14.                               GOVERNING LAW.

This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

15.                               SEVERABILITY.

In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal and unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

16.                               SECTION HEADINGS; INTERPRETATION.

Section headings used herein are for convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.  The use of the word “including” or any variation or derivative thereof in this Agreement is by way of example rather than by limitation.  The language used in this Agreement will be deemed to be the language chosen by the Lender and each Pledgor to express their mutual intent.  In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by each Pledgor and the Lender, and no presumption or burden of proof will arise favoring or disfavoring any Person by virtue of the authorship of any of the provisions of this Agreement.

17.                               COUNTERPARTS.

This Agreement may be authenticated in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and any of the parties hereto may authenticate this Agreement by signing any such counterpart.  This Agreement may be authenticated by manual signature, facsimile or, if approved in writing by the Lender and each Pledgor, electronic means, all of which shall be equally valid.

18.                               TERMINATION.

(a)                                  At such time as all of the Secured Obligations (other than any indemnity and similar obligations which expressly survive termination of this Agreement and are not then due and payable) have been paid irrevocably and in full, this Agreement and all obligations (other than those expressly stated to survive such termination) of the Lender and each Pledgor shall terminate, and the Collateral shall be released from the Security Interests created hereby, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to applicable Pledgor.  At the request and sole expense of any Pledgor following any such termination, the Lender shall deliver to such Pledgor any Collateral of such Pledgor then held by the Lender hereunder and shall execute and deliver to such Pledgor or authorize the filing of, but without recourse to or warranty by the Lender, such UCC termination statements and similar documents prepared by such Pledgor which such Pledgor shall reasonably request to evidence the release of the Collateral from the security constituted hereby.

(b)                                 Notwithstanding anything to the contrary contained in this Agreement, this Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Pledgor for liquidation or reorganization, should any Pledgor become insolvent or make an assignment for any benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Pledgor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance” or otherwise, all as though such payment, or any part thereof, had not been made.

19.                               REVIVAL.

If the payment of the Secured Obligations by any Pledgor or the transfer by any Pledgor to Lender of any property of such Pledgor should for any reason subsequently be declared to be void or voidable under the provisions of the Bankruptcy Code relating to preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a “Voidable Transfer”), and if Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Lender is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of Lender related thereto, the liability of such Pledgor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

20.                               CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PLEDGOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN NEW YORK CITY, NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT.  EACH PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT.  NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST ANY PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION.

21.                               WAIVER OF JURY TRIAL.

(i) EACH PLEDGOR AND THE LENDER EACH HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT HEREOF.  NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, NO CLAIM MAY BE MADE BY ANY PLEDGOR AGAINST THE LENDER FOR ANY LOST PROFITS OR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (OTHER THAN WILLFUL MISCONDUCT OR ACTUAL FRAUD) IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED HEREUNDER, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND EACH PLEDGOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH DAMAGES.  EACH PLEDGOR AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND ACKNOWLEDGES THAT THE LENDER WOULD NOT EXTEND TO BORROWER

THE LOANS UNDER THE NOTE IF THIS SECTION WERE NOT PART OF THIS AGREEMENT.

22.                               NOTICES.

All notices and other communications provided for hereunder shall be in writing (including telegraphic or telecopier communication) and mailed, telecopied or delivered to:

If to a Pledgor:

c/o Mattress Holding Corp.

5815 Gulf Freeway

Houston, Texas 77023

Attention:                      Jim R. Black, Chief Financial Officer

Telecopy:                        (713) 921-4053

With a copy to:

Jenkens & Gilchrist Parker Chapin LLP

The Chrysler Building

405 Lexington Avenue

New York, NY 10174

Attention:  Mitchell P. Portnoy, Esq.

Telecopier:  (212) 704-6288

If to the Lender:

SLN Finance, LLC

1105 North Market Street

Suite 1300

P.O. Box 8985

Wilmington, DE 19899

Attention:                      Kevin Calhoun and C. Deryl Couch, Esq.

Telecopy:                        (302) 651-8425

With a copy to:

Jenkens & Gilchrist Parker Chapin LLP

The Chrysler Building

405 Lexington Avenue

New York, NY 10174

Attention:  Mitchell P. Portnoy, Esq.

Telecopier:  (212) 704-6288

or to such other address and/or with such other copy or copies as the intended recipient may have specified by prior notice to the notifying party.  All such notices and other communications shall, when mailed or telecopied, be effective when deposited in the mails or telecopied, respectively, addressed as aforesaid; except that notices and other communications to the Lender shall not be effective until received by the Lender.  Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of any Loan Document shall be effective as delivery of an original executed counterpart thereof.

23.                               CONTINUING SECURITY INTEREST.

This Agreement shall create a continuing security interest in the Collateral and shall:  (i) subject to Section 18 and 19, remain in full force and effect until the payment in full in cash of the Secured Obligations, and the irrevocable termination of any commitment to extend any financial accommodations under the Note; (ii) be binding upon each Pledgor and its successors and assigns; and (iii) inure to the benefit of Lender and its successors, transferees, and assigns.  Subject to Sections 18 and 19, upon the full and final payment in cash of the Secured Obligations, and the full and final termination of any commitment to extend any financial accommodations under the Note, the security interests granted herein shall automatically terminate and all rights to the Collateral shall revert to the applicable Pledgor.  Upon any such termination, Lender will, at Pledgors’ expense, execute and deliver to Pledgors such documents as the Pledgors shall reasonably request to evidence such termination.  Such documents shall be prepared by the Pledgors and shall be in form and substance reasonably satisfactory to Lender.  Upon such termination, Lender will, at Pledgors’ expense, deliver to Pledgors the certificates evidencing their Pledged Stock (and any other non-cash property received as a dividend or distribution or otherwise in respect of such Pledged Stock), together with any cash then constituting the Collateral not then sold or otherwise disposed of in accordance with the provisions hereof.

24.                               WAIVER OF MARSHALING.

Each of Pledgor and Lender acknowledges and agrees that in exercising any rights under or with respect to the Collateral: (i) Lender is under no obligation to marshal any Collateral; (ii) may, in its absolute discretion, realize upon the Collateral in any order and in any manner it so elects; and (iii) may, subject solely to Section 7 hereof, apply the proceeds of any or all of the Collateral to the Secured Obligations in any order and in any manner it so elects.  Pledgor and Lender waive any right to require the marshaling of any of the Collateral.

25.                               INTERPRETATION.

Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against the Lender or Pledgor, whether under any rule of construction or otherwise.  On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

26.                               ACKNOWLEDGMENTS.

Each Pledgor acknowledges that: (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents; (b) the Lender has no fiduciary relationship with or duty to such Pledgor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between such Pledgor, on the one hand, and the Lender, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and (c) no joint venture is created hereby or by the Loan Documents or otherwise exists by virtue of the transactions contemplated hereby or among such Pledgor and the Lender.

27.                               SUBORDINATION AGREEMENT.

The terms and provisions of this Agreement and all security interests granted in connection herewith are subject in all respects, to the subordination provisions of the Note.

* * * *

IN WITNESS WHEREOF, the parties hereto have executed this General Security Agreement as of the date first above written.

PLEDGORS:

MATTRESS FIRM, INC.,
a Delaware corporation, as a Pledgor

By:	/s/ Jim R. Black
	Name:	Jim R. Black
	Title:	CFO, Secretary and Treasurer

MATTRESS HOLDING CORP.,
a Delaware corporation, as a Pledgor

By:	/s/ Jim R. Black
	Name:	Jim R. Black
	Title:	Secretary and Treasurer

MATTRESS FIRM INVESTMENT MANAGEMENT, INC.,
an Arizona corporation, as a Pledgor

By:	/s/ Benjamin S. Emmons
	Name:	Benjamin S. Emmons
Title:

FESTRO, INC.,
a Texas corporation, as a Pledgor

By:	/s/ Jim R. Black
Name: Jim R. Black
Title: Secretary and Treasurer

TEAMEXCEL MANAGEMENT COMPANY,
a Texas corporation, as a Pledgor

By:	/s/ Jim R. Black
	Name:	Jim R. Black
	Title:	Secretary and Treasurer

[SIGNATURE PAGES TO AMENDED AND RESTATED PLEDGE AGREEMENT]

MATTRESS FIRM OPERATING, LTD.,
a Texas limited partnership, as a Pledgor

	By:		Festro, Inc., its general partner

	By:	/s/ Jim R. Black
		Name:	Jim R. Black
		Title:	Secretary and Treasurer

MATTRESS VENTURE INVESTMENT MANAGEMENT, LLC, as a Pledgor
an Arizona limited liability company

By:	/s/ Benjamin S. Emmons
	Name:	Benjamin S. Emmons
Title:

FESTRO II, LLC,
a Texas limited liability company, as a Pledgor

By:	/s/ Jim R. Black
	Name:	Jim R. Black
	Title:	Secretary and Treasurer

THE MATTRESS VENTURE, L.P.,
a Texas limited partnership

	By:		Festro II, LLC, its general partner

	By:	/s/ Jim R. Black
		Name:	Jim R. Black
		Title:	Secretary and Treasurer

LENDER:

SLN FINANCE, LLC,
a Delaware limited liability company,
as Lender

By:	/s/ Rodger R. Krouse
Name: Rodger R. Krouse
Title: